Exhibit 10.102

SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT

This SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT (“Guaranty”) is entered in as of November 4, 2008, by ARTHUR S. LEVINE, as Trustee of the RAY J. RUTTER TRUST uta 3/24/81, ARTHUR S. LEVINE, as Trustee of the SUSAN RAYE RUTTER TRUST uta 3/24/81, and ARTHUR S. LEVINE, as Trustee of the ROBERT JONATHAN RUTTER TRUST uta 12/10/84, all having an address at c/o Sonnenschein Nath & Rosenthal, 601 South Figueroa, Suite 1500, Los Angeles, California 90017, and KENNEDY-WILSON INC. a Delaware corporation, having an address at 9601 Wilshire Blvd., Suite 220, Beverly Hills, California 90210 (collectively referred to in the singular as “Guarantor”), to BANK MIDWEST N.A., having an office at 1100 Main Street, Kansas City, Missouri 64105-2105 (together with its successors and assigns herein called “Lender”);

RECITALS

A.            RUTTER SANTIAGO, LP, a California Limited Partnership (“Borrower”) has borrowed the current maximum sum of Five Million Dollars ($5,000,000.00) (“Loan”) from Lender in order to finance the acquisition and development of real property located in Orange County, California (“Premises”), which loan is evidenced by that certain Fourth Amended and Restated Promissory Note dated February 13, 2006, executed by Borrower in favor of Lender (as the same has been or may be modified from time to time, “Note”).  The Note and all other documents evidencing or relating to the Loan shall be collectively referred to as the “Loan Documents.”

B.            Borrower has requested and Lender has agreed to modify certain terms of the Loan pursuant to that certain Sixth Agreement to Modify Loan Documents and Amendment to Deed of Trust of even date herewith (“Modification Agreement”).  As part of the consideration for the modifications of the Loan, Borrower has agreed to procure and deliver this Guaranty.

C.            Guarantor is an affiliate of Borrower and will derive an indirect benefit from the making of the Loan from Lender to Borrower.

D.            Lender has declined to modify the Loan unless this Guaranty is executed by Guarantor and duly delivered to Lender.

AGREEMENT

In consideration of the making of certain modifications to the Loan and of other valuable consideration, the receipt and sufficiency of which are acknowledged, Guarantor hereby certifies, represents and warrants to Bank, and agrees as follows:

1.          GUARANTY.  Guarantor hereby unconditionally and independently of any liability of Borrower guarantees and agrees as follows:

1.1           Payment Guaranty.  Subject to the provisions of Section 1.4 below, Guarantor hereby irrevocably, absolutely and unconditionally guarantees and promises to pay to or for the benefit of Lender, its successors and assigns, on demand after the occurrence or existence of an “Event of Default” (as defined in the Note), in lawful money of the United States of America, the Loan and all indebtedness and obligations that may now or hereafter be owing from Borrower to Lender thereunder (whether or not Borrower has any personal liability for the payment of such indebtedness or obligations because of the so-called “one-action” rule and the “anti-deficiency” statutes in California Code of Civil Procedure Sections 726 and 580), including not only debts voluntarily contracted, but also every debt, obligation or liability however arising, whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, and whether or not the same is represented by a writing, and any and all extensions, renewals or modifications of any such indebtedness or obligation, including, without limitation, interest at the rate provided in the Note as the “Default Interest Rate,” late charges, yield maintenance payments (if any), attorneys’ fees, expenses and court costs (whether incurred in connection with any enforcement activities by Lender or otherwise, in any appeal proceedings or in any bankruptcy proceedings involving Borrower or any Guarantor) (all of the foregoing shall be referred to as the “Guaranteed Obligations”).

1.2           Failure To Pay.  If Guarantor fails to pay all such Guaranteed Obligations within fifteen (15) days following Lender’s demand, Lender may elect, without having any obligation to do so, and without further notice to Guarantor, to take any action it reasonably believes necessary to protect its interests, but with the further right to suspend or terminate such actions at any time.  No such actions by Lender shall release or limit the liability of Guarantor, and Guarantor agrees to repay Lender all sums expended by it, including any sums expended in excess of the principal amount of the Loan.

1.3           No Waiver.  Nothing contained in this Section 1 shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b), or any other provisions of the U.S. Bankruptcy Code, or any other provision of applicable law (including without limitation California Civil Code Section 3054), as the same may be amended from time to time, to file a claim for the full amount of the Guaranteed Obligations or to require that the Property and all other collateral for the payment and performance of all of the Loan obligations shall continue to secure the payment and performance of all of the Loan obligations in accordance with the terms of the Loan Documents.

1.4           Recourse Limitations.

1.4.1        Notwithstanding any other provision of this Agreement to the contrary and subject to the provisions of Section 10 below, Lender and Guarantor agree that Guarantor’s total liability, jointly and severally, hereunder shall not exceed an amount in excess of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (“Reduced Repayment Guaranteed Obligations”).

1.4.2                The provisions of this Section 1.4 concerning the Reduced Repayment Guaranteed Obligations shall not (a) impair the right of Lender to name Borrower or Guarantor as a party defendant in any action or suit for foreclosure and sale under the Loan Documents, (b) impair the right of Lender to obtain the appointment of a receiver for the Property, (c) impair the right of Lender to bring suit with respect to fraud or intentional misrepresentation by Borrower or Guarantor, (d) impair the right of Lender to obtain the rents and other income from the Property received by Borrower or Guarantor after the occurrence and during the continuance of an Event of Default which are not applied to the operation of the Property or the payment of the Loan, (e) impair the right of Lender to obtain insurance proceeds or condemnation awards due to Lender under the Loan Documents, (f) impair the right of Lender to enforce the provisions of the Loan Documents and the Environmental Indemnity relating to “Hazardous Substances” (as defined in said indemnity), against Borrower or any other person allegedly responsible therefor, or (g) impair the right to sue Borrower under the Loan Documents.

2.          PERFORMANCE BY GUARANTOR.

2.1           Failure to Perform.  If Borrower fails to perform the Guaranteed Obligations on or before the times such matters are to be done by Borrower, Guarantor shall do, at Guarantor’s expense, any such matter which Borrower has failed to do within the time periods set forth herein.

2.2           Failure To Take Action.  If Guarantor fads to take any such action within the time periods set forth herein, Lender may pursue any remedies at law or in equity against Guarantor, without having to proceed first against Borrower, and may itself take such action, and Guarantor shall be liable to Lender for all expenses, including attorneys’ fees incurred by Lender, and all amounts paid by Lender in taking any such action, subject to Section 1.4 above.

2.3           Multiple Guarantors.  If there is more than one (1) Guarantor executing this Agreement, the obligations of all Guarantors hereunder shall be joint and several, and all words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require.

3.          CERTAIN RIGHTS OF LENDER.  Lender may, without the consent of Guarantor, at any time and from time to time, either before or after the maturity of the Note:

3.1           amend any provision of the Note and the Deed of Trust or any other documents evidencing or securing the Loan from Lender, including any change in the interest rate therein or any change in the time or manner of payment thereunder,

3.2           make any agreement with Borrower for the extension, payment, compounding, compromise, discharge or release of any provision of the Note, the Deed of Trust or any other terms thereof, without notice to or the consent of Guarantor, and

3.3           without limiting the generality of the foregoing, Lender is expressly authorized to surrender to Borrower or to deal with or modify the form of, any security which Lender may at any time hold to secure the performance of any obligation hereby guaranteed, and the guaranties herein made by Guarantor shall not be impaired or affected by any of the foregoing.

4.          WAIVERS BY GUARANTOR.

4.1           Legal Requirements.  Guarantor hereby waives any and all legal requirements that Lender shall institute any action or proceedings at law or in equity against Borrower or anyone else with respect to the breach of the Guaranteed Obligations or with respect to any other security held by Lender, as a condition precedent to bringing an action against Guarantor pursuant to this Agreement.  All remedies afforded to Lender by reason of this Agreement are separate and cumulative remedies and none of such remedies, whether exercised by Lender or not, shall be deemed to be in exclusion of any one of the other remedies available to Lender, and shall not in any way limit or prejudice any other legal or equitable remedy available to Lender.

4.2           Presentment For Payment.  Guarantor hereby waives presentment for payment, demand, protest, notice of protest and of dishonor, notice of acceptance hereof, notices of default and all other notices now or hereafter provided by law.

4.3           Requirement To Proceed.  Guarantor waives all right to require Lender to proceed against the Borrower or any other person, firm or corporation or to apply any security Lender may hold at any time or to pursue any judicial, nonjudicial and/or provisional remedy. Lender may proceed against Guarantor with respect to the Guaranteed Obligations without taking any action against Borrower or any other person, firm or corporation and without proceeding against or applying any security Lender holds.

4.4           Right of Subrogation.  Until the Guaranteed Obligations have been fully satisfied, Guarantor shall not have any right of subrogation.  Guarantor waives any benefit of and any right to participate in any collateral or security held by Lender for the performance of the Guaranteed Obligations.  Guarantor hereby authorizes and empowers Lender, at Lender’s sole discretion, without any notice to Guarantor whatsoever, to exercise any right or remedy which Lender may have, including without limitation judicial foreclosure, exercise of rights of power of sale, or taking of a deed or an assignment in lieu of foreclosure, as to any collateral or security in real property or personal property which Lender may hold for the performance of the Guaranteed Obligations.  Guarantor shall be liable to Lender for any deficiency resulting subject to Section 1.4 above from the exercise by Lender of any such judicial or nonjudicial remedy, even though any rights, including, without limitation, any rights of subrogation, contribution and/or indemnity, which the Guarantor may have against Borrower or other parties might be destroyed or dismissed by the exercise of any such judicial or nonjudicial remedy.

4.5           Release From Liability.  Guarantor specifically agrees that Guarantor shall not be released from liability hereunder by any action taken by Lender including, without limitation, a nonjudicial sale under the Deed of Trust, that would afford Borrower a defense based on California’s anti-deficiency laws, in general, and Code of Civil Procedure Section 580d, in specific.  Without limiting the foregoing, Guarantor expressly understands, acknowledges and agrees as follows:

4.5.1        In the event of a nonjudicial foreclosure (through the exercise of the power of sale under the Deed of Trust):

(a)           Borrower would not be liable for any deficiency on the Note under California Code of Civil Procedure Section 580d,

(b)           Guarantor’s subrogation rights against the Borrower would thereby be destroyed,

(c)           Guarantor would be solely liable for any deficiency to Lender (without recourse against Borrower) subject to Section 1.4 above, and

(d)           Guarantor would thereby be deprived of the anti-deficiency protections of said Section 580d.

4.5.2        Were it not for Guarantor’s knowing and intentional waivers contained herein, the destruction of Guarantor’s subrogation rights and anti-deficiency protections would afford Guarantor a defense to an action against Guarantor hereunder; and

4.5.3        Notwithstanding the foregoing, Guarantor expressly waives any such defense to any action against Guarantor hereunder following a nonjudicial foreclosure sale or in any other circumstance under which Guarantor’s subrogation rights against Borrower have been destroyed.

4.6           Action Upon Event of Default.  In the event of any default hereunder, Lender may maintain an action upon this Guaranty whether or not action is brought against Borrower and whether or not Borrower is joined in any such action.  Lender may maintain successive actions for other defaults, and Lender’s rights hereunder shall not be exhausted or waived, and Lender shall not be estopped to proceed against Guarantor pursuant to this Guaranty, by the exercise of any of Lender’s rights or remedies or by any such action or by any number of successive actions, until and unless the Guaranteed Obligations have been fully satisfied and each of Guarantor’s obligations hereunder has been fully performed or otherwise satisfied.

4.7           Civil Code Waivers.  Guarantor expressly waives any and all benefits, rights and/or defenses which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855, inclusive, and 2899, 2953 and 3433.

4.8           Code of Civil Procedure Waivers.  Guarantor expressly waives any and all benefits, rights and/or defenses which might otherwise be available to Guarantor under California Code of Civil Procedure Sections 580a, 580b, 580d and 726.  In specific, but not by way of limitation, Guarantor expressly waives any and all fair value rights under California Code of Civil Procedure Section 580a as set forth in Bank of Southern California v. Dombrow, 39 Cal.App.4th 1457, 46 Cal.Rptr.2d 656 (4th Dist., Div. 1, 1995) (decertified).

4.9           Judicial or Noniudicial Actions.  Any action, whether judicial or nonjudicial or in pursuit of any provisional remedy, taken by Lender against Borrower or against any collateral or security held by Lender which shall impair or destroy any rights Guarantor may have against Borrower shall not act as a waiver or an estoppel of Lender’s rights to proceed against and initiate any action against Guarantor to enforce the terms of this Guaranty and until the Guaranteed Obligations have been fully satisfied.

4.10         United States Bankruptcy Code Waivers.  Guarantor expressly waives any defense or benefits arising out of any federal or state bankruptcy, insolvency, or debtor relief laws, including, without limitation, under Sections 364 or 1111(b)(2) of the United States Bankruptcy Code.

4.11         Civil Code Section 2856.  Guarantor acknowledges that Guarantor has been made aware of the provisions of California Civil Code Section 2856, has read and understand the provisions of that statute, has been advised by its counsel as to the scope, purpose and effect of that statute, and based thereon, and without limiting the foregoing waivers, Guarantor agrees to waive all suretyship rights and defenses described in Civil Code Sections 2856(a)-(d).  Without limiting any other waivers herein, Guarantor hereby gives the following waiver pursuant to Section 2856(d) of the California Civil Code.

5.          REMEDIES BY LENDER.  Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

5.1           Civil Code Section 2856(c).  As provided in Civil Code Section 2856(c), Guarantor makes the following waivers of specific rights afforded under California law:

“Guarantor waives all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property.  This means, among other things:

(1)           Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

(2)           If Lender forecloses on any real property collateral pledged by Borrower:

(A)          The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(B)           Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.”

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based on Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

6.          ACKNOWLEDGMENT OF WAIVERS.  Guarantor acknowledges that it has relied on the advice of its own counsel in making this Guaranty and has reviewed the waivers of rights contained herein with its counsel.  Guarantor further acknowledges that it understands and accepts as a necessary part of this Guaranty the waivers of rights set forth above, after reviewing the extent and effect of the waivers in this Guaranty with its counsel.

7.          GUARANTOR’S WARRANTIES.

7.1           Warranties and Acknowledgments.  Guarantor warrants and acknowledges that:

7.1.1                there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty shall be in full force and effect and binding on Guarantor regardless of whether Lender obtains other collateral or any guarantees from others or takes any other action contemplated by Guarantor;

7.1.2                Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations imposed by the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as to any such matters; and

7.1.3                the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all material respects, have been prepared in a manner which fairly presents the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; and

7.1.4                Guarantor has not and will not, without prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, other than in the ordinary course of Guarantor’s business.

7.2           Acknowledgment of Financial Interest and/or Relationship.  Each Guarantor warrants and acknowledges a financial interest in and relationship to Borrower such that Guarantor agrees to enter into this Guaranty to induce Lender to modify the Loan described in the Note.  Guarantor further warrants and acknowledges that it will receive substantial benefit from the making of such Loan.

7.3           Guarantor’s Representations, Warranties and Affirmative Covenant.

7.3.1                Guarantor:

(a)           is not required to file reports under Section 15(d) of the Securities Exchange Act of 1934; and

(b)           has no securities registered under Section 12 of the Securities Exchange Act of 1934.

7.3.2                Guarantor will notify Lender promptly upon the Guarantor:

(a)           being required to tile reports under Section 1.5(d) of the Securities Exchange Act of 1934, or

(b)           registering securities under Section 12 of the Securities Exchange Act of 1934.

8.          NO RELEASE.  Until the Guaranteed Obligations have been fully satisfied, and until all of the terms, covenants and conditions of this Agreement are fully performed, Guarantor shall not be released by any act or thing which might, but for this paragraph, be deemed a legal or equitable discharge of a surety (including any act by Lender which might have the effect of destroying Guarantor’s rights of subrogation against Borrower, such as in the case of foreclosure), or by reason of any waiver, extension, modification, forbearance or delay of Lender or its failure to proceed promptly or otherwise, or by reason of any further obligation or agreement between any then owner of the subject property and the then holder of the Deed of Trust, and/or the Note relating to the payment of any sum secured thereby, or to any of the other terms, covenants and conditions contained therein, and Guarantor hereby expressly waives and surrenders any defense to this liability under this Agreement based upon any of the foregoing acts, things, agreements or waivers.

9.             NOTICES.  Except as expressly provided herein to the contrary, any notice, demand or request by Lender to Guarantor shall be in writing and shall be duly given or made to Guarantor if either delivered personally or if mailed by U.S. registered or certified mail to Borrower at the address for Borrower appearing in the Note.

10.           TERMINATION.  Notwithstanding anything herein contained, this Guaranty shall terminate and Guarantor shall have no further liability under this Guaranty upon the earlier of (i) payment in full of the amount of principal and interest then owing to Lender, or its successors or assigns, and all other sums and payments which may be or become owing under the Deed of Trust, and the Note, and (ii) full and satisfactory performance of the Guaranteed Obligations.

11.           GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with California law, without regard to conflicts of law principles.

12.           BINDING EFFECT.  This Agreement shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the heirs, personal representatives, successors and assigns of Guarantor.

13.           JURY TRIAL WAIVER.  Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any right which it may have to a trial by jury in connection with any suit, action or proceeding arising out of or relating to this Agreement, all to the fullest extent permissible under applicable law.

14.           SEVERABILITY.  Every provision of this Agreement is intended to be severable.  If any term, provision, section or subsection of this Agreement is declared to be illegal or invalid, for any reason whatsoever, by a court of competent jurisdiction, such illegality or invalidity shall not affect the other terms, provisions, sections or subsections of this Agreement, which shall remain binding and enforceable.

15.           FEES AND EXPENSES.  Guarantor agrees to pay all of the Lender’s costs and expenses, including reasonable attorneys’ fees, which may be incurred in any effort to enforce any term of this agreement, including all such costs and expenses which may be incurred by Lender in any legal action, reference or arbitration proceeding.

16.           Intentionally Omitted.

17.           CURRENCY INDEMNITY.  Guarantor agrees to indemnify Lender against any loss incurred by it as a result of any judgment or order being given or made for the payment of any amount due under this Guaranty and such judgment or order being expressed in a currency other than United States dollars and as a result of any variation having occurred in the rates of exchange between the date of any such amount becoming due under this Guaranty and the date of actual payment thereof.  The foregoing indemnity shall constitute a separate and independent obligation of Guarantor and shall apply irrespective of any indulgence granted to Guarantor from time to time and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

18.        SUBORDINATION OF CERTAIN INDEBTEDNESS.

18.1         Subordination of All Guarantor Claims.  As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.  The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations.  Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon Guarantor Claims.

18.2         Claims in Bankruptcy.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims.  Guarantor hereby assigns such dividends and payments to Lender.  Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

18.3         Payments Held in Trust.  In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

18.4         Liens Subordinate.  Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach.  Without the prior written consent of Lender, Guarantor shall not (a) exercise or enforce any creditor’s right it may have against Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

18.5         Preference.  If all or any portion of the Guaranteed Obligations are paid or performed, said Guaranteed Obligations shall nonetheless continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

19.           CAPACITY OF TRUSTEE.  Arthur S. Levine is executing this Guaranty in his capacity as Trustee of the undersigned trusts.  Notwithstanding anything herein to the contrary, Arthur S. Levine shall have no personal liability for any obligation arising out of or under this Guaranty and all other documents executed in connection with this Guaranty but the trusts and their assets shall be responsible for all obligations arising out of or under this Guaranty and all other documents executed in connection with this Guaranty.

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20.        AMENDED AND RESTATED.  This Guaranty amends, restates and supersedes in its entirety that certain Amended and Restated Guaranty of Payment dated as of December 20, 2007, executed by Borrower in favor of Lender (“Prior Guaranty”).  Any inconsistency between the terms of this Guaranty and the Prior Guaranty shall be controlled by the terms hereof.  Notwithstanding any provision herein to the contrary, this Guaranty shall not be effective until such time as Lender has received the “Principal Paydown” (as defined in the Modification Agreement) in the amount of Sixteen Million Four Hundred Eighteen Thousand Twenty-Seven and 99/100 Dollars (16,418,027.99).  The term “Guaranty” as used in the Loan Agreement and the other Loan Documents shall mean and refer to this Guaranty.

IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first above written.

/s/ Arthur S. Levine
ARTHUR S. LEVINE, as Trustee of the Ray J. RUTTER TRUST uta 3/24/81

/s/ Arthur S. Levine
ARTHUR S. LEVINE, as Trustee of the SUSAN RAYE RUTTER TRUST uta 3/24/81

/s/ Arthur S. Levine
ARTHUR S. LEVINE, as Trustee of the ROBERT JONATHAN RUTTER TRUST uta 12/10/84

KENNEDY-WILSON INC., a Delaware corporation

By:	/s/ unknown
Title:
Its:

21.        AMENDED AND RESTATED. This Guaranty amends, restates and supersedes in its entirety that certain Amended and Restated Guaranty of Payment dated as of December 20, 2007, executed by Borrower in favor of Lender (“Prior Guaranty”) Any inconsistency between the terms of this Guaranty and the Prior Guaranty shall be controlled by the terms hereof.  Notwithstanding any provision herein to the contrary, this Guaranty shall not be effective until such time as Lender has received the “Principal Paydown” (as defined in the Modification Agreement) in the amount of Sixteen Million Four Hundred Eighteen Thousand Twenty-Seven and 99/100 Dollars ($16,418,027.99). The term “Guaranty” as used in the Loan Agreement and the other Loan Documents shall mean and refer to this Guaranty.

IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first above written.

/s/ Arthur S. Levine
ARTHUR S. LEVINE, as Trustee of the Ray J. RUTTER TRUST uta 3/24/81

/s/ Arthur S. Levine
ARTHUR S. LEVINE, as Trustee of the SUSAN RAYE RUTTER TRUST uta 3/24/81

/s/ Arthur S. Levine
ARTHUR S. LEVINE, as Trustee of the ROBERT JONATHAN RUTTER TRUST uta 12/10/84

KENNEDY-WILSON INC., a Delaware corporation

By:	/s/ unknown
Title:
Its: